                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 10.1

                                PROMISSORY NOTE

  Principal         Loan Date         Maturity          Loan No.         Call/Coll          Account          Officer       Initials
$382,060.00        01-16-2003        02-01-2008                                                                 ***
------------------------------------------------------------------------------------------------------------------------------------
   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------------------

Borrower:   WELBORN TRANSPORT, INC       Lender:   Compass Bank
            P.O. BOX 020908                        Alabama Processing Center
            TUSCALOOSA, AL 35403                   701 South 32nd Street
                                                   Birmingham, AL 35233
                                                   (800) 239-1996

--------------------------------------------------------------------------------
Principal Amount: $382,060.00                     Date of Note: January 16, 2003

PROMISE TO PAY. WELBORN TRANSPORT, INC ("Borrower") promises to pay to Compass Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Hundred Eighty-two Thousand Sixty & 00/100 Dollars ($382,060.00), together with interest on the unpaid principal balance from January 16, 2003, until paid in full. The interest rate will not increase above 18.000%.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 60 payments of $6,969.05 each payment. Borrower's first payment is due March 1, 2003, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on February 1, 2008, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to interest, then to principal due, then to any unpaid collection costs and other charges due under this Note, with any remaining amount to the outstanding principal balance. The annual interest rate for this Note is computed on a 365/380 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the "LIBOR Rate" refers to the London Interbank Offered Rate for the 30-day Libor Reference Period as quoted on the Telerate Information System, page 3750, on the first day of each Interest Period (or in the event no such quotation is available on such date, as quoted on the day most immediately preceding the date of determination on which such a quotation was available) (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each month. Borrower understands that Lender may make loans based on other rates as well. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.750 percentage points over the Index. Notwithstanding the foregoing, the variable interest rate or rates provided for in this Note will be subject to the following minimum and maximum rates. NOTICE: Under no circumstances will the interest rate on this Note be less than 3.500% per annum or more than (except for any higher default rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts,including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Compass Bank, Alabama Processing Center, 701 South 32nd Street, Birmingham, AL 35233.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     Payment Default. Borrower fails to make any payment when due under this Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

     Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon the occurrence of any default described in the "Death or Insolvency" or "Taking of the Property" clauses, to the extent that any such default by a guarantor relates to the matters described in the clause "Death or Insolvency" of the paragraph entitled "DEFAULT", the entire unpaid principal balance on this Note and all accrued unpaid interest shall become immediately due, without notice, declaration or other action by Lender, and then Borrower will pay that amount. Upon the occurrence of any other default described in that paragraph, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Alabama. This Note has been accepted by Lender in the State of Alabama.

                                PROMISSORY NOTE
                                   CONTINUED                              PAGE 2
================================================================================

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein, all the terms and conditions of which are hereby incorporated and made a part of this Note: titled collateral described in a Commercial Security Agreement dated January 16, 2003.

FEE TO WAIVE VIOLATION OF COVENANT. Lender reserves the right to access and collect a fee in connection with any agreement by Lender to waive the violation of any covenant contained in the Note or any other document or agreement signed in connection with the Note or to waive or forego its rights and remedies upon the occurrence of a default. The foregoing statement shall not in any respect obligate the Lender to waive the violation of any covenant or to forego its rights and remedies upon the occurrence of a default, which it may not do in its sole discretion.

AMENDMENTS. This Note constitutes the entire understanding and agreements of the parties as to the matters set forth in this Note. No alteration or amendment of this Note shall be effective unless given in writing and signed by the party or parties sought to be bound by the alteration or amendment.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Note to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Note. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Note shall not affect the legality, validity or enforceability of any other provision of this Note.

ADDITIONAL PROVISIONS. Notwithstanding any other provisions of this Note to the contrary:

1. Lender's Remedies. Lender also may exercise any and all remedies available to it. Lender's rights are cumulative and may be exercised together, separately, and in any order.

2. No Assignment. Borrower agrees not to assign any of Borrower's rights or obligations under this Note.

3. Prepayments. The terms "prepayment" and "early payment" mean any payment that exceeds the combined amount of interest, principal due, and charges due as of the date Lender receives that payment. The amount of this excess will be applied to the outstanding principal balance.

4. Final Payment. Borrower agrees that, if Borrower owes any late charges, collection costs or other amounts under this Note or any related documents, Borrower's final payment under this Note will include all of these amounts, as well as all unpaid principal and accrued interest.

5. Loan Fees. Borrower agrees that all loan fees and other prepaid finance charges are fully earned as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default).

ADDITIONAL EVENTS OF DEFAULT. Notwithstanding any other provisions herein to the contrary, each of the following also shall be an Event of Default hereunder:

(i) If the Borrower is an LLC, any change in the ownership of twenty-five percent (25%) or more of the membership interests in Borrower.

(ii) Any material adverse change in the financial condition of any guarantor.

JURISDICTION. Any legal action or proceeding brought by Lender or Borrower against the other arising out of or relating to the loan evidenced by this Note (a "Proceeding") shall be instituted in the federal court for or the state court sitting in the county where Lender's office that made this loan is located. With respect to any Proceeding, each Borrower, to the fullest extent permitted by law: (i) waives any objections that Borrower may now or hereafter have based on venue and/or forum non convenience of any Proceeding in such court; and (ii) irrevocably submits to the jurisdiction of any such court in any Proceeding. Notwithstanding anything to the contrary herein, Lender may commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction if determined by Lender to be necessary in order to fully enforce or exercise any right or remedy of Lender relating to this loan including without limitation realization upon collateral that secures this loan.

BUSINESS PURPOSE. I agree to use the proceeds of this Note solely for business purposes and not any personal, family or household purpose.

INTEREST RATE PROTECTION. If Borrower enters into a separate agreement with Lender for an interest rate swap product designed to allow Borrower effectively to pay a fixed rate on all or any portion of this variable rate Note (a "Swap Agreement"), then, for any payment period under this Note, Lender will waive any minimum interest rate provided in the Note, but only: (1) for as long as the Swap Agreement remains in effect; and (2) with respect to that portion of the outstanding principal balance of this Note that is equal to the amount used to calculate the payment due under the Swap Agreement for the same payment period.

OTHER COLLATERAL. Collateral securing other loans with Lender may also secure this loan. To the extent collateral previously has been given to lender by any person which may secure this loan, whether directly or indirectly, it is specifically agreed that, to the extent prohibited by law, all such collateral consisting of household goods will not secure this loan. In addition, if any collateral requires the giving of a right of rescission under Truth in Lending for this loan, such collateral also will not secure this loan unless and until all required notices of that right have been given.

CHANGE IN INITIAL INTEREST RATE. If this Note evidences an extension of credit with a variable rate and an initial interest rate is stated, the initial rate stated on the Note when it is signed may differ from the actual rate due to changes in the index before closing.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

WELBORN TRANSPORT, INC.

By: /s/ Richard Bailey                           (Seal)
    ---------------------------------------------
    RICHARD BAILEY, CFO of WELBORN TRANSPORT, INC

                         AGREEMENT TO PROVIDE INSURANCE

-----------------------------------------------------------------------------------------------------------------------------------
   Principal     Loan Date     Maturity        Loan No.            Call / Call         Account            Officer        Initials
  $382,060.00    01-16-2003    02-01-2008                                                                   ***
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
                          Any item above containing "***" has been omitted due to text length limitations.
-----------------------------------------------------------------------------------------------------------------------------------
Grantor: WELBORN TRANSPORT, INC.            Lender: Compass Bank
         P.O. BOX 020968                            Alabama Processing Center
         TUSCALOOSA, AL 35403                       701 South 32nd Street
                                                    Birmingham, AL 35233
                                                    (800) 239-1996
-----------------------------------------------------------------------------------------------------------------------------------

INSURANCE REQUIREMENTS. Grantor, WELBORN TRANSPORT, INC. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

     COLLATERAL:  2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
                  (Serial Number 3HSCNAMR03N065978).
                  Type: Comprehensive and collision.
                  Amount: Loan Amount.
                  Basis: Replacement value.
                  Endorsements: Loss Payee -- Compass Bank or It's Successors and/or Assigns; and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
                  Deductibles: $500.00
                  Latest Delivery Date: By the loan closing date.

     COLLATERAL:  2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
                  (Serial Number 3HSCNAMR23N06579).
                  Type: Comprehensive and collision.
                  Amount: Loan Amount.
                  Basis: Replacement value.
                  Endorsements: Loss Payee -- Compass Bank or It's Successors and/or Assigns; and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
                  Deductibles: $500.00
                  Latest Delivery Date: By the loan closing date.

     COLLATERAL:  2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
                  (Serial Number 3HSCHAMR93N065980).
                  Type: Comprehensive and collision.
                  Amount: Loan Amount.
                  Basis: Replacement value.
                  Endorsements: Loss Payee -- Compass Bank or It's Successors and/or Assigns; and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
                  Deductibles: $500.00
                  Latest Delivery Date: By the loan closing date.

     COLLATERAL:  2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
                  (Serial Number 3HSCNAMR03N065981).
                  Type: Comprehensive and collision.
                  Amount: Loan Amount.
                  Basis: Replacement value.
                  Endorsements: Loss Payee -- Compass Bank or It's Successors and/or Assigns; and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
                  Deductibles: $500.00
                  Latest Delivery Date: By the loan closing date.

     COLLATERAL:  2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
                  (Serial Number 3HSCNAMR23N065982).
                  Type: Comprehensive and collision.
                  Amount: Loan Amount.
                  Basis: Replacement value.
                  Endorsements: Loss Payee -- Compass Bank or It's Successors and/or Assigns; and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
                  Deductibles: $500.00
                  Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

                 Compass Bank
                 Commercial Loan Hub
                 701 32nd Street South
                 Birmingham, AL 35233

ADDITIONAL REQUIRED COVERAGE. Notwithstanding any other provisions of this Agreement to the contrary, the description of any minimum insurance coverage above in no way limits Lender's right to require additional insurance coverage.

ADDITIONAL AUTHORIZATION. Notwithstanding any provisions of this Assignment to the contrary, Lender may, but is not required to, act as attorney-in-fact for Grantor in making and settling claims under these and any other insurance policies on the Collateral, canceling any policy or endorsing Grantor's name on any draft or negotiable instrument drawn by any insurer. Grantor shall cooperate with Lender in obtaining the benefits of any insurance on the Collateral or the other proceeds of that insurance, and shall reimburse Lender for any expense incurred in connection with such insurance, including the expense of an independent appraisal in case of fire or other casualty affecting the Collateral.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of January 16, 2003, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

                         AGREEMENT TO PROVIDE INSURANCE
                                  (Continued)
                                                                          Page 2
================================================================================


GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 16, 2003.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:


WELBORN TRANSPORT, INC.

By: /s/ Richard Bailey                   (Seal)
   ------------------------------------
   RICHARD BAILEY, CEO of WELBORN
   TRANSPORT, INC

================================================================================
                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:                                             PHONE
     ------------------------------                    -------------------------

     ------------------------------

AGENT'S NAME:
             --------------------------------

AGENCY:
       --------------------------------------

INSURANCE COMPANY:
                  ---------------------------

POLICY NUMBER:

EFFECTIVE DATES:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:                                             PHONE
     ------------------------------                    -------------------------

     ------------------------------

AGENT'S NAME:
             --------------------------------

AGENCY:
       --------------------------------------

INSURANCE COMPANY:
                  ---------------------------

POLICY NUMBER:

EFFECTIVE DATES:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:                                             PHONE
     ------------------------------                    -------------------------

     ------------------------------

AGENT'S NAME:
             --------------------------------

AGENCY:
       --------------------------------------

INSURANCE COMPANY:
                  ---------------------------

POLICY NUMBER:

EFFECTIVE DATES:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:                                             PHONE
     ------------------------------                    -------------------------

     ------------------------------

AGENT'S NAME:
             --------------------------------

AGENCY:
       --------------------------------------

INSURANCE COMPANY:
                  ---------------------------

POLICY NUMBER:

EFFECTIVE DATES:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                         COMMERCIAL SECURITY AGREEMENT


-----------------------------------------------------------------------------------------------------------------------------------
   Principal     Loan Date     Maturity        Loan No.            Call / Call         Account            Officer        Initials
  $382,060.00    01-06-2003    02-1-2008                                                                    ***
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
                          Any item above containing "***" has been omitted due to text length limitations.
-----------------------------------------------------------------------------------------------------------------------------------
Grantor: WELBORN TRANSPORT, INC.            Lender: Compass Bank
         P.O. BOX 020968                            Alabama Processing Center
         TUSCALOOSA, AL 35403                       701 South 32nd Street
                                                    Birmingham, AL 35233
                                                    (800) 239-1996
===================================================================================================================================



THIS COMMERCIAL SECURITY AGREEMENT dated January 16, 2003, is made and executed between WELBORN TRANSPORT, INC ("Grantor") and Compass Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to
Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property in which Grantor is giving to Lander a security interest for the payment of the indebtedness and performance of all other obligations under the Note and this Agreement:

         2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
(Serial Number 3HSCNAMR03N066978)

         2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
(Serial Number 3HSCNAMR23N06679)

         2003 INTERNATIONAL 9400 SBA 6x4 DETROIT S-60 DSL
(Serial Number 3HSCHAMR93N065980)

         2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
(Serial Number 3HSCNAMR03N065981)

         2003 INTERNATIONAL 9400 SBA 6X4 DETROIT S-60 DSL
(Serial Number 3HSCNAMR23N065982)

In addition, the word "Collateral" also includes all the following:

         (A) All accessions, attachments, accessories, replacements of the additions to any of the collateral described herein, whether added now or later.

         (B) All products and produce of any of the property described in this Collateral section.

         (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

         (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

         (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

         ORGANIZATION. Grantor is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Alabama. Grantor is duly authorized to transact business in all other states in which Grantor is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Grantor is doing business. Specifically, Grantor is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Grantor has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Grantor maintains an office at P.O. BOX 020968, TUSCALOOSA, AL 35403. Unless Grantor has designated otherwise in writing, the principal office is the office at which Grantor keeps its books and records including its records concerning the Collateral. Grantor will notify Lender prior to any change in the location of Grantor's state of organization or any change in Grantor's name. Grantor shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Grantor and Grantor's business activities.

         AUTHORIZATION. Grantor's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Grantor, do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Grantor's articles or incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (2) any law, governmental regulation, court degree, or order applicable to Grantor or to Grantor's properties. Grantor has the power and authority to enter into the Note and the Related Documents and to grant collateral as security of the indebtedness. Grantor has the further power and authority to own and to hold all of Grantor's assets and properties, and to carry on Grantor's business as presently conducted.

         PERFECTION OF SECURITY INTEREST. Grantor agrees to execute financial statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender.

         NOTICE TO LENDER. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business names(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice. Grantor represents and warrants to Lender that Grantor has provided Lender with Grantor's correct Employer Identification Number. Grantor promptly shall notify Lender should Grantor apply for or obtain a new Employer Identification Number.

         NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles or incorporation and bylaws do not prohibit any term or condition of this Agreement.

         ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chatter paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the

                         COMMERCIAL SECURITY AGREEMENT
                                  (Continued)                             Page 2
================================================================================

Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

LOCATION OF THE COLLATERAL. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and
(4) all other properties where Collateral is or may be located.

REMOVAL OF THE COLLATERAL. Except in the ordinary course of Grantor's business, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Alabama, without Lender's prior written consent. If Grantor moves from Grantor's address shown above to another location within the same state, Grantor may move the Collateral to Grantor's new address, but only if Grantor gives Lender the new address in writing prior to Grantor's moving. In any event, Grantor agrees to keep Lender informed at all times of Grantor's current address. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

TITLE. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

REPAIRS AND MAINTENANCE. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

INSPECTION OF COLLATERAL. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion, If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender each, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

REPAIRS AND MAINTENANCE. Grantor shall keep and maintain and shall cause others to keep and maintain the Collateral in good order, repair and merchantable condition. Grantor shall further make and/or cause all necessary repairs to be made to the Collateral, including the repair and restoration of any portion of the Collateral that may be damaged, lost or destroyed. In addition, Grantor shall not, without the prior written consent of Lender, make or permit to be made any alterations to any of the Collateral that may reduce or impair the Collateral's use, value or marketability. Furthermore, Grantor shall not, nor shall Grantor permit others to abandon, commit waste, or destroy the Collateral or any part or parts thereof. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnity and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

REQUIRED INSURANCE. So long as this Agreement remains in effect, Grantor shall, at its sole cost, keep and/or cause others, at their expense, to keep the Collateral constantly insured against loss by fire, by hazards included within the term "extended coverage," and by such other hazards (including flood insurance where applicable) as may be required by Lender.

INSURANCE PROCEEDS. Lender shall have the right to directly receive the proceeds of all insurance protecting the Collateral. In the event that Grantor should receive any such insurance proceeds, Grantor agrees to immediately turn over and to pay such proceeds directly to Lender. All insurance proceeds may be applied, at its sole option and discretion, and in such a manner as Lender may determine (after payment of all reasonable costs, expenses and attorneys' fees necessarily paid or fees necessarily paid or incurred by Lender in this connection), for the purpose of: (1) repairing or restoring the lost, damaged or destroyed Collateral; or (2) reducing the then outstanding balance of Grantor's indebtedness.

Lender's receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Agreement. Nothing under this section shall be deemed to excuse Grantor from its obligations promptly to repair, replace or restore any lost or damaged Collateral, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are

                         COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                             PAGE 3
================================================================================

     available, and whether such proceeds are sufficient in amount to complete such repair, replacement or restoration to the satisfaction of Lender. Furthermore, unless otherwise confirmed by Lender in writing, the application or release of any insurance proceeds by Lender shall not be deemed to cure or waive any Event of Default under this Agreement. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

     PRIOR ENCUMBRANCES. To the extent applicable, Grantor shall fully and timely perform any and all of Grantor's obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over Lender's security interest. Grantor additionally agrees to obtain, upon Lender's request, and in form and substance as may then be satisfactory to Lender, appropriate waivers and subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

     FUTURE ENCUMBRANCES. Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against any of the Collateral in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance amy ever attach to or be filed against any Collateral. In the event that the Collateral or any part or parts thereof is and/or may be located in and/or on leased premises, Grantor shall promptly pay the full amount of such rental or lease payments whenever the same shall be due so that no lessor's lien or privilege may ever attach to or affect any of the Collateral with possible preference and priority over the lien of this Agreement. In the event that any of the Collateral is purchased or otherwise acquired by Grantor on a credit or deferred payment sales basis, Grantor shall promptly pay the full amount of the purchase or acquisition price of such Collateral so that no vendor's lien or privilege, or purchase money security interest, may ever attach to or be asserted against any of the Collateral with possible preference and priority over the lien of this agreement. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

     As long as this Agreement remains in effect, Grantor will not permit any levy, attachment or restraint to be made affecting any of the Collateral, or permit any notice of lien to be filed with respect to the Collateral or any part or parts thereof, or permit any receiver, trustee, custodian or assignee for the benefit of creditors to be appointed to take possession of any of the Collateral. Notwithstanding the foregoing, Grantor may, at its sole expense, contest in good faith by appropriate proceedings the validity or amount of any levy, attachment, restraint or lien filed against or affecting the Collateral, or any part or parts thereof; provided that (1) Grantor notifies Lender in advance of Grantor's intent to contest such a levy, attachment, restraint or lien, and (2) Grantor provides additional security to Lender, in form and amount satisfactory to Lender.

     NOTICE OF ENCUMBRANCES. Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Grantor additionally agrees to notify Lender immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor's obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment of levy, by any person other than Lender.

     BOOKS AND RECORDS. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral in which a security interest is granted hereunder, in accordance with GAAP, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Lender or Lender's designated agents. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor's officers and representatives, at such reasonable times as Lender may designates.

     FINANCING STATEMENTS. Grantor authorizes Lender to file a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute financing statements and documents of title in Grantor's name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note, or the maximum rate permitted by law, whichever is less, from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

     PAYMENT DEFAULT. Grantor fails to make any payment when due under the indebtedness.

     OTHER DEFAULTS. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)                           PAGE 4
===============================================================================

         Grantor's or any Grantor's ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

         INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EXECUTION; ATTACHMENT. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

         CHANGE IN ZONING OR PUBLIC RESTRICTION. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

         DEFAULT UNDER OTHER LIEN DOCUMENTS. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

         JUDGMENT. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Grantor and the failure by Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the Indebtedness or Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         INSECURITY. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Alabama Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         ACCELERATE INDEBTEDNESS. Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

         ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         APPOINT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

         COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

         OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

         OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights end remedies it may have available at law, in equity, or otherwise.

         ELECTION OF REMEDIES. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation or Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

NON-LIABILITY OF LENDER. The relationship between Borrower and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising Borrower's own judgment with respect to Borrower's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Borrower of any matter with respect to Borrower's business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower and any investigation or failure to investigate will not diminish Lender's right to so rely.

ADDITIONAL EVENTS OF DEFAULT. Notwithstanding any other provisions herein to the contrary, each of the following also shall be an Event of Default hereunder:

(1) If the Borrower is an LLC, any change in the ownership of twenty-five percent (25%) or more of the membership interests in Borrower.

                          COMMERCIAL SECURITY AGREEMENT
                                   (CONTINUED)                           PAGE 5
===============================================================================

(ii) Any material adverse change in the financial condition of any guarantor.

ACCOUNTS. Notwithstanding any other provisions of this Agreement to the contrary, the word " Account" also includes the meaning provided in the Uniform Commercial Code, as amended from time to time.

NO ASSIGNMENT BY GRANTOR. Notwithstanding any other provisions of this Agreement to the contrary, Grantor agrees not to assign any of Grantor's rights or obligations under this Agreement.

AUTHENTICATED DEMANDS AND REQUESTS. If Grantor makes an authenticated demand or a request for an accounting, a request regarding the Collateral, a request regarding a statement of Grantor's account or a request for a termination statement under the Uniform Commercial Code, Grantor agrees to address the demand or request to Lender at the following address: Compass Bank Loan Research Dept., P. 0. Box 11830, Birmingham, Alabama 35202, Grantor agrees that, to the extent permitted by applicable law, Lender has no duty or obligation to respond to the demand or request until Lender receives it or notice of it at this address.

JURISDICTION. Any legal action or proceeding brought by Lender or Borrower against the other arising out of or relating to the loan evidenced by this Note (a "Proceeding") shall be instituted in the federal court for or the state court sitting in the county where Lender's office that made this loan is located. With respect to any Proceeding, each Borrower, to the fullest extent permitted by law; (i) waives any objections that Borrower may now or hereafter have based on venue and/or forum non conveniens of any Proceeding in such court; and (ii) irrevocably submits to the jurisdiction of any such court in any Proceeding. Notwithstanding anything to the contrary herein, Lander may commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction if determined by Lender to be necessary in order to fully enforce or exercise any right or remedy of Lander relating to this loan including without limitation realization upon Collateral that secures this loan.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs end expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF ALABAMA. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF ALABAMA.

         NON-LIABILITY OF LENDER. The relationship between Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Grantor. Grantor is exercising Grantor's own judgment with respect to Grantor's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Grantor of any matter with respect to Grantor's business. Lender and Grantor intend that Lender may reasonably rely on all information supplied by Grantor to Lender, together with all representations and warranties given by Grantor to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

         NOTICE OF LENDER'S BREACH. Grantor must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty
         (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Grantor waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

         INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Grantor's rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Grantor to perform any of its obligations hereunder; and/or (4) any failure of Grantor to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing Indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Grantor's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on Its pan under any insurance policy or policies affecting the Collateral and/or Grantor's business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Grantor's indemnification obligations apply, then, upon Lender's demand, Grantor, at its sole cost and expense, shall defend such claim, action or proceeding in Grantor's name, if necessary, by the attorneys for Grantor's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Grantor and to assist in its defense and Grantor agrees to pay the fees end disbursements of such attorneys.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver to Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

         POWER OF ATTORNEY. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         SOLE DISCRETION OF LENDER. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

         SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, and agreements made by Grantor in this Agreement shall

                          COMMERCIAL SECURITY AGREEMENT
                                  (CONTINUED)                            PAGE 6
===============================================================================

         survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall moon amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

         BORROWER. The word "Borrower" means WELBORN TRANSPORT, INC, and all other persons and entities signing the Note in whatever capacity.

         COLLATERAL. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

         DEFAULT. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

         ENCUMBRANCE. The word "Encumbrance" means any and all presently existing or future mortgages, liens, privileges and other contractual and statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

         ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq, ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1988, Pub. L. No, 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

         GAAP. The word "GAAP" means generally accepted accounting principles.

         GRANTOR. The word "Grantor" means WELBORN TRANSPORT, INC.

         GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness, and, in each case, Grantor's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

         GUARANTY. The word "Guaranty" means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

         HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

         INDEBTEDNESS. The word "indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

         LENDER. The word "Lender" means Compass Bank, its successors and assigns.

         NOTE. The word "Note" means the note or credit agreement executed by Borrower(s) in the principal amount of $382,080.00, dated JANUARY 16, 2003, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or agreement.

         PROPERTY. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

         RELATED DOCUMENT. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other Instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 16, 2003.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR;

WELBORN TRANSPORT INC.



By: /s/ Richard Bailey                            (SEAL)
   ----------------------------------------------
   Richard Bailey, CFO of WELBORN TRANSPORT, INC.

===============================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION

 PRINCIPAL           LOAN DATE          MATURITY          LOAN NO.        CALL / CALL        ACCOUNT       OFFICER        INITIALS
 ---------           ---------          --------          --------        -----------        -------       -------        --------
$382,060.00          01-16-2003        02-01-2008                                                            ***

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

            Any item above containing "***" has been omitted due to
                            text length limitations.

BORROWER: WELBORN TRANSPORT, INC            LENDER:   COMPASS BANK
          P.O. BOX 020968                             ALABAMA PROCESSING CENTER
          TUSCALOOSA, AL 35403                        701 SOUTH 32ND STREET
                                                      BIRMINGHAM, AL 35233
                                                      (800) 239-1996

===============================================================================

PRIMARY PURPOSE OF LOAN, The primary purpose of the loan is for:

         [ ]      Personal, Family, or Household Purposes or Personal
                  Investment.

         [X]      Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: TO PURCHASE TRACTORS.

DISBURSEMENT INSTRUCTIONS. Please disburse the loan proceeds of $382,080.00 as follows:

===============================================================================

                           AMOUNT FINANCED ITEMIZATION

         AMOUNT PAID TO BORROWER DIRECTLY:
            $381,810.00 LENDER'S CHECK #                        $381,810.00

         OTHER CHARGES FINANCED:
            $250.00 LOAN PROCESSING FEE                         $    250.00
                                                                -----------
         NOTE PRINCIPAL:                                        $382,060.00

         PREPAID FINANCE CHARGES:                               $      0.00

           IN CASH:                                $0,00

         AMOUNT FINANCED:                                       $382,060.00

===============================================================================

                           AMOUNT FINANCED ITEMIZATION

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

         Prepaid Finance Charges Paid In Cash:        $0.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 16, 2003,

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

WELBORN TRANSPORT, INC.



By: /s/ Richard Bailey                            (SEAL)
  -----------------------------------------------
   Richard Bailey, CFO of WELBORN TRANSPORT, INC.

===============================================================================

                CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

----------------------------------------------------------------------------------------------------
 Principal     Loan Date       Maturity      Loan No.    Call/Call    Account    Officer    Initials
$382,060.00    01-16-2003     02-01-2008                                           ***
----------------------------------------------------------------------------------------------------


    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
             Any item above containing "***" has been omitted due to
                            text length limitations.
-------------------------------------------------------------------------------

CORPORATION: WELBORN TRANSPORT, INC           LENDER: COMPASS BANK
             P.O. BOX 020968                          ALABAMA PROCESSING CENTER
             TUSCALOOSA, AL 35403                     701 SOUTH 32ND STREET
                                                      BIRMINGHAM, AL 35233
                                                      (800) 239-1996

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is WELBORN TRANSPORT, INC ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Alabama. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at P.O. BOX 020968, TUSCALOOSA, AL 35403. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name, The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on ________, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of WELBORN TRANSPORT, INC:

NAMES                              TITLES                          AUTHORIZED                            ACTUAL SIGNATURES
-----                              ------                          ----------                            -----------------
RICHARD BAILEY                                                          Y                               /s/ Richard Bailey

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the
Corporation:

         BORROW MONEY. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

         EXECUTE NOTES. To execute, and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more to the notes, any portion of the notes, or any other evidence of credit accommodations.

         GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

         EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the name or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:
None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorization signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

OTHER ACTIONS. Open and maintain any safety deposit boxes, lockboxes and escrow, savings, checking, depository, or other accounts with Lender; deposit in and to such boxes and accounts any checks, drafts, notes, and other instruments and funds payable to or belonging to the Company; withdraw any funds or draw, sign and deliver in the name of the Company any check or draft against funds of the Company in such boxes or accounts; and procure additional depository, funds transfer and funds management services (including, but not limited to, facsimile signature authorizations, wire transfer agreements, automated clearinghouse agreements, and payroll deposit programs).

CERTIFICATION OF CORPORATE DOCUMENTS. I certify that the Articles of Incorporation and Bylaws of the Company attached hereto are in full force and effect and have not been amended, modified, replaced, or substituted in any manner.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF. We have hereunto set our hand and attest that the signature set opposite the name listed above is his or her genuine signature.

                CORPORATE RESOLUTION TO BORROW/GRANT COLLATERAL
                                  (CONTINUED)                             PAGE 2
================================================================================

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow/Grant Collateral is dated__________________.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                                             CERTIFIED TO AND ATTESTED BY:



                                              By: /s/ Richard Bailey
                                                 -------------------------(Seal)
                                                 Authorized Signer for WELBORN
                                                 TRANSPORT, INC.


NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

================================================================================
                            ?????All Rights Reserved

                    CORPORATE RESOLUTION TO GRANT COLLATERAL

 PRINCIPAL           LOAN DATE          MATURITY          LOAN NO.        CALL / CALL      ACCOUNT         OFFICER        INITIALS
 ---------           ---------          --------          --------        -----------     ----------       -------        --------
$382,080.00          01-16-2003        02-01-2008                                                            ***

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

            Any item above containing "***" has been omitted due to
                            text length limitations.

BORROWER: WELBORN TRANSPORT, INC              LENDER: COMPASS BANK
          P.O. BOX 020968                             ALABAMA PROCESSING CENTER
          TUSCALOOSA, AL 36403                        701 SOUTH 32ND STREET
                                                      BIRMINGHAM, AL  35233
                                                      (800) 239-1996


CORPORATION: BOYD BROTHERS TRANSPORTATION CO., INC.
             3275 HIGHWAY 30
             CLAYTON, AL 36016-3003

===============================================================================
WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is BOYD BROTHERS TRANSPORTATION CO., INC. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Alabama. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 3275 HIGHWAY 30, CLAYTON, AL 36016-3003. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on__________________, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of BOYD BROTHERS TRANSPORTATION CO., INC.:

NAMES                              TITLES                          AUTHORIZED                            ACTUAL SIGNATURES
-----                              ------                          ----------                            -----------------
RICHARD BAILEY                                                          Y                               /s/ Richard Bailey

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the
Corporation:

         GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans, any promissory notes, or any other or further indebtedness of WELBORN TRANSPORT, INC to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of WELBORN TRANSPORT, INC. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

         EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:
None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

OTHER ACTIONS. Open and maintain any safety deposit boxes, lockboxes and escrow, savings, checking, depository, or other accounts with Lender; deposit in and to such boxes and accounts any checks, drafts, notes, and other instruments and funds payable to or belonging to the Company; withdraw any funds or draw, sign and deliver in the name of the Company any check or draft against funds of the Company in such boxes or accounts; and procure additional depository, funds transfer and funds management services (including, but not limited to, facsimile signature authorizations, wire transfer agreements, automated clearinghouse agreements, and payroll deposit programs).

CERTIFICATION OF CORPORATE DOCUMENTS. I certify that the Articles of Incorporation and Bylaws of the Company attached hereto are in full force and effect and have not been amended, modified, replaced, or substituted in any manner.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF. We have hereunto set our hand and attest that the signature set opposite the name listed above is his or her genuine signature.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Grant Collateral is dated _____________________.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                    CORPORATE RESOLUTION TO GRANT COLLATERAL
                                  (CONTINUED)                             PAGE 2
================================================================================


                                          CERTIFIED TO AND ATTESTED BY:


                                          By: /s/ Richard Baily         (Seal)
                                              __________________________
                                              Authorized Signer for BOYD
                                              BROTHERS TRANSPORTATION
                                              CO., INC.




NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.
================================================================================

                              CONTINUING GUARANTY

                                  (Unlimited)

         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called "Guarantors"), jointly and severally unconditionally guarantee and promise to pay to COMPASS BANK a bank organized under the laws of the State of Alabama (hereinafter called "Bank") or order in lawful money of the United States, any and all Indebtedness of WELBORN TRANSPORT, INC. hereinafter called "Borrowers", whether one or more) to Bank. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter existing, made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, not limited to, but including principal, interest, cost of collection, attorney's fees and all other lawful charges, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitations, or whether such Indebtedness may be now or hereafter become otherwise unenforceable. WITHOUT IN ANY MANNER LIMITED THE FOREGOING DEFINITION OF INDEBTEDNESS, AND WITHOUT EXCLUDING ANY KIND OR TYPE OF INDEBTEDNESS NOT SPECIFICALLY IDENTIFIED IN THIS SENTENCE, THE TERM INDEBTEDNESS INCLUDES, BUT IS NOT LIMITED TO, ADVANCES, DEBTS, OBLIGATIONS AND LIABILITIES ARISING FROM LOANS, LETTERS OF CREDIT, ACCOUNT OVERDRAFTS, HOWEVER INCURRED, ELECTRONICALLY INITIATED TRANSACTIONS, WHETHER BY WIRE TRANSFER, AUTOMATED CLEARINGHOUSE OR OTHERWISE, AND WHETHER INITIATED TELEPHONICALLY, BY FACSIMILE, BY TRANSMISSION OVER THE INTERNET, OR OTHERWISE, TRANSACTIONS FOR WHICH BANK SETTLES AN AMOUNT OR NEGOTIATES AN ITEM OR ORDER, TRANSACTIONS UNDER ANY AGREEMENT PROVIDING FOR AN INTEREST RATE SWAP, FLOOR, COLLAR, OPTION OR OTHER TRANSACTION THE PRINCIPAL PURPOSE OF WHICH IS TO TAKE INTO ACCOUNT THE FLUCTUATION OF INTEREST RATES, AND ALL FEES AND CHARGES ASSOCIATED WITH ANY ACCOUNT, LOAN OR OTHER SERVICE RECEIVED BY BORROWER FROM BANK.

         The liability of Guarantors shall be unlimited and shall cover all Indebtedness of Borrowers to Bank. This is a continuing guaranty relating to any Indebtedness, including Indebtedness arising under successive transactions which shall either continue Indebtedness or from time to time renew
Indebtedness after such Indebtedness has been satisfied. This Guaranty shall remain in effect until Bank's written acknowledgement of Bank's receipt of written notice of revocation by one or more Guarantors as to future transactions, and even after Bank's receipt and acknowledgment of revocation, this Guaranty shall remain effective as to Indebtedness then outstanding, and as to all advances, extensions of credit, overdrafts, settlements, fundings or other transactions made to or on behalf of Borrowers subsequent thereto pursuant to any commitment, credit arrangement or agreement relating to any Indebtedness in effect at the time of Bank's acknowledgment of revocation which commitment, credit arrangement or agreement permits, provides for or obligates Bank to make the advance, make the extension of credit, settle or fund any transaction or negotiate any item or order, including any construction loan, line of credit, letter of credit, agreement to negotiate or settle items or fund or settle electronic transactions or any other document governing Borrowers' transactions. A notice of revocation shall be effective only with respect to those of the Guarantors (if more than one) as shall have given notice of revocation as specified herein. Notwithstanding anything to the contrary contained or implied herein or in any other document, this Guaranty may not be revoked or terminated, other than with the prior written consent of the Bank, except upon strict compliance with the conditions and requirements set forth in this Section (2), and this Guaranty will not be revoked or terminated by any action, event or circumstance, including payment in full of all of the Indebtedness. In the event any sums or other things of value that are paid or transferred to or otherwise received by the Bank are rescinded, recovered, required to be returned, set aside, rendered void or otherwise adversely affected in any legal proceeding or for any cause whatsoever, including under any law, rule or regulation relative to bankruptcy, insolvency, fraudulent transfers, preferences or other relief of debtors, then this Guaranty shall continue to be effective or shall be revived and reinstated, as necessary in order to give full effect to the Guarantors' liability hereunder, to the same extent as if such payment, transfer and/or receipt had never occurred. This Guaranty shall not release, modify, revoke or terminate any other guaranty heretofore or hereafter executed by any of the Guarantors; nor shall any other guaranty heretofore or hereafter executed by any Guarantor release, modify, revoke or terminate this Guaranty unless the other guaranty specifically refers to this Guaranty and the release, modification, revocation or termination (as applicable) is accepted by Bank in writing.

         The obligations of the Guarantors hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against any one or more of the Guarantors whether action is brought against Borrowers or any other Guarantor or whether any of the Borrowers or other Guarantors are joined in any such action or actions.

         It is the intent hereof that this obligation of Guarantors shall be and remain unaffected (a) by the existence or non-existence, validity or invalidity, of any pledge, assignment or conveyance given as security; or (b) by any understanding or agreement that any other person, firm or corporation was or is to execute this or any other guaranty, any notes, instruments, contracts or agreements evidencing, creating or setting forth the terms of the Indebtedness, or any part thereof, or any other document or instrument that was or is to provide collateral for any Indebtedness; or (c) by resort on the part of Bank, or failure of Bank to resort, to any other security or remedy for the collection of the Indebtedness; or (d) by the death, bankruptcy, insolvency, dissolution or incapacitation of any of the Guarantors, any of the Borrowers or any other person, and in case of any death or bankruptcy, the failure of Bank to file a claim against the deceased Guarantor's estate or against the bankrupt's estate, or the failure of Bank otherwise to seek remedies as a consequence of those events.

         Each of the Guarantors authorizes Bank, without notice or demand and without affecting any Guarantor's liability hereunder, from time to time to (a) renew, compromise, extend, accelerate, restate, consolidate, replace, refinance or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, including increasing or decreasing the rate of interest or extending the maturity thereof; (b) take and hold security for the payment of this Guaranty or any of the Indebtedness and/or exchange, modify, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and/or (d) release or substitute any one or more of the borrowers or other obligors, endorsers or guarantors of all or any part of the Indebtedness (including, without limitation, any one or more of the Guarantors).

         Each of the Guarantors waives any right to require Bank (a) to proceed against any one or more of the Borrowers or Guarantors; (b) to protect, preserve, proceed against or exhaust any security held from Borrowers; or (c) to pursue any other remedy in Bank's power whatsoever. Each of the Guarantors waives any defense arising by reason of any disability or other defense of any one or more of the Borrowers or Guarantors (including any defense based on or arising out of the unenforceability of any part of the Indebtedness for any cause whatsoever) or by reason of the cessation from any cause whatsoever of the liability of any one or more of the Borrowers or Guarantors. Until all Indebtedness shall have been paid in full, Guarantors shall not have any rights of subrogation, reimbursement, contribution or indemnity or any right of recourse to any assets or properties of any of the Borrowers or any of the other Guarantors, and each of the Guarantors waives (i) all rights, if any, of subrogation, reimbursement, contribution, indemnity and recourse, (ii) any right to enforce any remedy which Bank now has or may hereafter have against any one or more of the Borrowers or any other Guarantor and (iii) any benefit of, and any right of recourse to or to participate in, any security now or hereafter held by Bank or otherwise constituting collateral for any Indebtedness. Each of the Guarantors waives all presentments, demands for performance, notices of nonperformance, notice of acceleration, notice of intent to accelerate, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurrence of new or additional Indebtedness, and waives any rights or defenses based, in whole or in part, upon an offset by any one or more of the Borrowers or Guarantors against any obligation or Indebtedness now or hereafter owed to any of the Borrowers or any of the Guarantors (including to any Guarantor by any Borrower). Each of the Guarantors waives the benefit of any statute of limitations or other defenses affecting the Borrower's liability for the Indebtedness or the enforcement thereof or such Guarantor's liability hereunder or the enforcement thereof, and each of the Guarantors further agrees that any payment by any of the Borrowers or other circumstances that operate to toll any statute of limitations as to any one or more Borrowers shall operate to toll the statute of limitations as to each of the Guarantors. Each of the Guarantors waives any rights to exemption under the Constitution of the State of Alabama or any other state as to any indebtedness or obligation created hereunder.

         In addition to all liens upon, and rights of setoff against, money, securities or other property of any one or more of the Guarantors given to Bank by law, Bank shall have and hereby is granted a lien upon, security interest in and a right of setoff against all money, securities and other property of each of the Guarantors now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien, security interest and right of setoff may be exercised without demand upon or notice to any of the Guarantors. With respect to any deposit accounts maintained by any of the Guarantors at Bank, the Guarantors agree and acknowledge that (i) Bank has and maintains "control" of those deposit accounts within the meaning of Section 9-104(a)(i) of the Uniform Commercial Code, and (ii) by virtue of the foregoing, Bank's security interest in the deposit accounts is a perfected, first priority security interest. No lien, security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, or by any failure to exercise such right of setoff or to enforce such lien or security interest or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien specifically is waived or released in a written instrument executed by Bank.

         Any indebtedness of any Borrower to any Guarantor, whether now existing, hereafter arising, secured or unsecured, and if secured, the security for same, hereby is subordinated to the Indebtedness; and the subordinated indebtedness, if Bank so requests, shall be collected, enforced and received by the Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

         Where any one or more of Borrowers or Guarantors are corporations, partnerships, limited partnerships, limited liability partnerships, joint ventures, trusts, limited liability companies, business organizations or enterprises, it shall not be necessary for Bank to inquire into the power or authority of Borrowers or Guarantors or the officers, directors, partners, trustees or agents acting or purporting to act on their behalf.

         Guarantors shall pay attorney's fees and all other costs and expenses which are incurred by Bank in connection with the enforcement of this Guaranty.

         No right or power of Bank hereunder shall be deemed to have been waived by any act or conduct or failure or delay to act on the part of Bank or any of its agents, employees or representatives; and the terms and provisions hereof may not be waived, altered, modified, or amended except in writing duly signed by a duly authorized officer of the Bank. In the event that Bank shall waive in writing any provision or requirement hereunder, such waiver shall be effective only for the specific purposes, circumstances and duration stated in the waiver. Bank may without notice assign this Guaranty in whole or in part and each reference herein to Bank shall be deemed to include its successors and assigns. The provisions of the Guaranty are binding upon each of the Guarantors and the heirs, distributees, executors, administrators, legal representatives, personal representatives, successors and assigns thereof and shall inure to the benefit of the Bank and each of its successors and assigns. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTORS AND THE BANK HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA. Each of the Guarantors acknowledges that any cause of action arising under this Guaranty will be a cause of action arising from an Alabama transaction and that the Indebtedness is owing to a banking organization organized under Alabama law or that has its principal place of business in Alabama, that it is foreseeable that this Guaranty and the performance hereof have and will have significant effects in the State of Alabama, and that Guarantors' execution of this Guaranty will subject Guarantors to judicial jurisdiction in the State of Alabama. If any of the provisions of this

Guaranty or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the provisions of this Guaranty, or the application of any provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law. EXCEPT AS EXPRESSLY SET FORTH IN THIS GUARANTY, THIS GUARANTY IS THE ENTIRE AGREEMENT OF THE GUARANTORS AND THE BANK WITH RESPECT TO THE GUARANTEE OF THE INDEBTEDNESS BY THE GUARANTORS AND NO REPRESENTATION, UNDERSTANDING, PROMISE OR CONDITION CONCERNING THE SUBJECT MATTER HEREOF SHALL BE BINDING UPON THE BANK UNLESS EXPRESSED HEREIN, AND NOTHING IN THIS GUARANTY SHALL BE EFFECTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN GUARANTORS AND BANK. There are no oral agreements between Guarantors and Bank. Any notice by a Guarantor to the Bank shall be effective only upon the actual receipt thereof by an officer of Bank at the address specified below, and in the event no such address is specified, at Bank's principal corporate office in Birmingham, Alabama, Attention: General Counsel.

         This Guaranty is given under the seal of all parties hereto, and it is intended that this Guaranty is and shall constitute and have the effect of a sealed instrument according to law.

         IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty effective the 16TH day of JANUARY, 2003.

                                       GUARANTORS:


                                       /S/ Richard Bailey
                                       --------------------------------------
                                       BOYD BROTHERS TRANSPORTATION CO., INC.
                                       BY:  RICHARD BAILEY - CFO




STATE OF ALABAMA  )
COUNTY OF HOUSTON )
         I, Ann S. Barfield, a Notary Public in and for said County in said State, hereby certify that Richard Bailey, whose name is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he executed the same voluntarily on the day the same bears date.
         Given under my hand this 16 day of January, 2003.

                                       Notary Public  Ann S. Barfield
[NOTORIAL SEAL]                        My commission expires: May 26, 2004



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